Exhibit 10.3

EXECUTION COPY

AMENDMENT NO. 8

Dated as of February 18, 2015

to

PURCHASE AND SALE AGREEMENT

Dated as of November 30, 2000

This AMENDMENT NO. 8 (this “Amendment”), dated as of February 18, 2015, is entered into among the VARIOUS ENTITIES LISTED ON SCHEDULE I HERETO AS ORIGINATORS (each, an “Originator”; and collectively, the “Originators”), and WORTHINGTON RECEIVABLES CORPORATION, a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the Originators and the Company have entered into that certain Purchase and Sale Agreement, dated as of November 30, 2000 (as amended, supplemented or otherwise modified through the date hereof, the “Agreement”); and

WHEREAS, the parties hereto wish to make certain changes to the Agreement as herein provided.

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Agreement, the parties hereto agree as follows:

SECTION 1.    Definitions. All capitalized terms not otherwise defined herein are used as defined in the Agreement (including terms incorporated therein by reference).

SECTION 2.    Amendments to Agreement. The Agreement is hereby amended as follows:

2.1    Schedule I of the Agreement is hereby amended and restated in its entirety as set forth on Schedule I attached hereto.

2.2    Schedule 5.15 of the Agreement is hereby amended and restated in its entirety as set forth on Schedule 5.15 attached hereto.

2.3    Schedule 6.1(f) of the Agreement is hereby amended and restated in its entirety as set forth on Schedule 6.1(f) attached hereto.

SECTION 3.    Waiver and Limitations.

3.1    Waiver. Worthington and Worthington Steel Rome, LLC, an Ohio limited liability company (“Rome”) hereby advise the Company, the Administrator and each Purchaser (collectively, the “Waiving Parties”) that prior to the date hereof, WSC Acquisition, LLC, an Ohio limited liability company, changed its name to “Worthington Steel Rome, LLC”, resulting in the breach of Sections 5.12 and 5.15 of the Agreement (collectively, the “Breach”). Each of

1	8th Amendment to the Purchase and Sale Agreement

the Waiving Parties hereby agrees to irrevocably waive the Breach as well as any Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Termination Event or Unmatured Termination Event that has occurred and is continuing solely and directly from the Breach.

3.2    Limitations. Except as expressly set forth in clause (a) above, none of the Waiving Parties are hereby waiving, and none have agreed to waive in the future (i) the breach of any provisions of the Agreement or any other Transaction Document (including, without limitation, any future Breach), (ii) any Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Termination Event or Unmatured Termination Event or (iii) any rights or remedies in respect of such breach, Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Termination Event, Unmatured Termination Event or other event or circumstance.

3.3    Authorization to File Financing Statements. Each of the parties hereto hereby authorizes the Administrator to file (at the expense of the Company) a UCC-3 amendment in the form of Exhibit A hereto in connection with the Breach.

SECTION 4.    Miscellaneous.

4.1    Representations and Warranties.

(a)    Each Originator and the Company hereby makes, with respect to itself, the following representations and warranties to the other parties hereto, the Administrator and each member of each Purchaser Group:

(i)    Representations and Warranties. The representations and warranties contained in Article V of the Agreement of such “Originators” are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);

(ii)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms; and

(iii)    Termination Event. No Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing.

(b)    The Company hereby represents and warrants to the other parties hereto, the Administrator and each member of each Purchaser Group, with respect to itself, that:

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(i)    Representations and Warranties. Its representations and warranties contained in Exhibit III of the Receivables Purchase Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date); and

(ii)    No Default. Immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event shall exist.

4.2    Effectiveness. This Amendment shall become effective as of the date hereof upon (a) receipt by the Company and the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto and (b) such other documents, instruments, agreements, certificates and lien searches reasonably requested by the Administrator prior to the date hereof.

4.3    References to Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.

4.4    Effect on the Agreement. Except as specifically amended above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.5    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.6    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.7    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

4.8    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

4.9    Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

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4.10    Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORTHINGTON RECEIVABLES CORPORATION

By:	/s/ Marcus Rogier
Name: Marcus Rogier
Title: Treasurer

S-1	8th Amendment to the Purchase and Sale Agreement

ORIGINATORS:

THE WORTHINGTON STEEL COMPANY, a Delaware corporation

By:	/s/Marcus Rogier
Name: Marcus Rogier
Title: Treasurer

THE WORTHINGTON STEEL COMPANY, an Ohio corporation

By:	/s/Marcus Rogier
Name: Marcus Rogier
Title: Treasurer

WORTHINGTON CYLINDERS CORPORATION

By:	/s/Marcus Rogier
Name: Marcus Rogier
Title: Treasurer

WORTHINGTON CYLINDERS WISCONSIN, LLC

By:	/s/Marcus Rogier
Name: Marcus Rogier
Title: Treasurer

WORTHINGTON STEEL COMPANY OF DECATUR, L.L.C.

By:	/s/Marcus Rogier
Name: Marcus Rogier
Title: Treasurer

WORTHINGTON STEEL OF MICHIGAN, INC.

By:	/s/Marcus Rogier
Name: Marcus Rogier
Title: Treasurer

S-2	8th Amendment to the Purchase and Sale Agreement

WORTHINGTON CYLINDERS KANSAS, LLC

By:	/s/Marcus Rogier
Name: Marcus Rogier
Title: Treasurer

WORTHINGTON TORCH, LLC

By:	/s/Marcus Rogier
Name: Marcus Rogier
Title: Treasurer

WORTHINGTON STEEL ROME, LLC

By:	/s/Marcus Rogier
Name: Marcus Rogier
Title: Treasurer

THE WORTHINGTON STEEL COMPANY, LLC

By:	/s/Marcus Rogier
Name: Marcus Rogier
Title: Treasurer

S-3	8th Amendment to the Purchase and Sale Agreement

STRUCTURAL COMPOSITES INDUSTRIES LLC

By:	/s/Marcus Rogier

Name: Marcus Rogier
Title: Treasurer

WORTHINGTON INDUSTRIES ENGINEERED CABS, INC.

By:	/s/Marcus Rogier

Name: Marcus Rogier
Title: Treasurer

WORTHINGTON INDUSTRIES ENGINEERED CABS, LLC

By:	/s/Marcus Rogier

Name: Marcus Rogier
Title: Treasurer

S-4	8th Amendment to the Purchase and Sale Agreement

ACKNOWLEDGED AND AGREED:

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/Robyn Reeher

Name: Robyn Reeher
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser

By:	/s/Robyn Reeher

Name: Robyn Reeher
Title: Vice President

S-5	8th Amendment to the Purchase and Sale Agreement

SCHEDULE I

Schedule I

LIST OF ORIGINATORS

The Worthington Steel Company, a Delaware corporation

The Worthington Steel Company, an Ohio corporation

Worthington Cylinders Wisconsin, LLC, an Ohio limited liability company

Worthington Steel Company of Decatur, L.L.C., an Alabama limited liability company

Worthington Steel of Michigan, Inc., a Michigan corporation

Worthington Cylinders Corporation, an Ohio corporation

Worthington Industries Engineered Cabs, LLC, a Delaware limited liability company

Worthington Industries Engineered Cabs, Inc., a Delaware corporation

Structural Composites Industries LLC, a Delaware limited liability company

The Worthington Steel Company, LLC, an Ohio limited liability company

Worthington Steel Rome, LLC, an Ohio limited liability company

Worthington Torch, LLC, an Ohio limited liability company

Worthington Cylinders Kansas, LLC, an Ohio limited liability company

Sch. I-1	Purchase and Sale Agreement

SCHEDULE 5.15

Schedule 5.15

TRADE NAMES

Legal Name	Trade Names
Worthington Industries Engineered Cabs, LLC	Angus Industries Angus-Palm Angus Engineering Advanced Component Technologies Worthington Industries
Worthington Industries Engineered Cabs, Inc.	Angus Industries Angus-Palm Angus Engineering Advanced Component Technologies Worthington Industries
Structural Composites Industries LLC	Structural Composites Industries Worthington Cylinders
The Worthington Steel Company, LLC	Worthington Steel – Cleveland Worthington Steel Company
Worthington Steel Rome, LLC	Worthington Steel – Vonore Worthington Steel Company Rome Strip Steel Company Rome Strip Steel
Worthington Torch, LLC	Worthington Cylinders BernzOMatic
Worthington Cylinders Kansas, LLC	Worthington Cylinders Coleman
The Worthington Steel Company, a Delaware corporation	Worthington Steel Company
The Worthington Steel Company, an Ohio corporation	Worthington Steel – Baltimore Worthington Steel – Columbus Worthington Steel – Delta Worthington Steel – Monroe Worthington Steel – Porter Worthington Steel Company
Worthington Cylinders Corporation	Worthington Cylinders Worthington Industries

Sch. 5.15-1	Purchase and Sale Agreement

Worthington Cylinders Wisconsin, LLC	Worthington Cylinders Worthington Industries

Worthington Steel Company of Decatur, L.L.C.	Worthington Steel – Decatur Worthington Steel Company The Worthington Steel Company

Worthington Steel of Michigan, Inc.	Worthington Steel Company The Worthington Steel Company

The Worthington Steel Company, a Delaware corporation, was originally incorporated as Worthington Ventures, Inc., a Delaware corporation, in March 1992. The Worthington Steel Company, a Pennsylvania corporation, which held the Malvern, PA facility, merged with an into Worthington Ventures, Inc. on November 26, 1996 as part of a corporate reorganization. Worthington Ventures, Inc., a Delaware corporation, was the surviving entity and changed its name to The Worthington Steel Company.

The Worthington Steel Company, an Ohio corporation, was originally incorporated on February 10, 1998 as The Worthington Steel Company of Ohio, Inc. On May 22, 1998, as part of a corporate reorganization, its name was changed to the current name, The Worthington Steel Company.

Sch. 5.15-2	Purchase and Sale Agreement

SCHEDULE 6.1(f)

Schedule 6.1(f)

LOCATION OF EACH ORIGINATOR

Originator	Location

The Worthington Steel Company, a Delaware corporation	Delaware

The Worthington Steel Company, an Ohio corporation	Ohio

Worthington Cylinders Corporation	Ohio

Worthington Cylinders Wisconsin, LLC	Ohio

Worthington Steel Company of Decatur, L.L.C.	Alabama

Worthington Steel of Michigan, Inc.	Michigan

Worthington Industries Engineered Cabs, LLC	Delaware

Worthington Industries Engineered Cabs, Inc.	Delaware

Structural Composites Industries LLC	Delaware

The Worthington Steel Company, LLC	Ohio

Worthington Steel Rome, LLC	Ohio

Worthington Torch, LLC	Ohio

Worthington Cylinders Kansas, LLC	Ohio

Sch. 6.1(f)-1	Purchase and Sale Agreement

LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF

BUSINESS OF EACH ORIGINATOR

Originator	Location

The Worthington Steel Company, a Delaware corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

The Worthington Steel Company, an Ohio corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

1127 Dearborn Drive Columbus, Ohio 43085

6303 County Road 10 Delta, Ohio 43515

100 Worthington Drive Porter, Indiana 46304

350 Lawton Avenue Monroe, Ohio 45050

Worthington Cylinders Corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

1085 Dearborn Drive Columbus, OH 43085

Worthington Cylinders Wisconsin, LLC	200 Old Wilson Bridge Road Columbus, OH 43085

300 East Breed Street Chilton, WI 53014

Worthington Steel Company of Decatur, L.L.C.	200 Old Wilson Bridge Road Columbus, Ohio 43085

1400 Red Hat Road, N.W. Decatur, Alabama 35601

Worthington Steel of Michigan, Inc.	200 Old Wilson Bridge Road Columbus, Ohio 43085

Sch. 6.1(f)-2	Purchase and Sale Agreement

Worthington Industries Engineered Cabs, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 315 Airport Drive, Watertown South Dakota, 57201

Worthington Industries Engineered Cabs, Inc.	200 Old Wilson Bridge Road Columbus, Ohio 43085 315 Airport Drive, Watertown South Dakota, 57201

Structural Composites Industries LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 336 Enterprise Place Pomona, CA 91768

The Worthington Steel Company, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 4310 East 49th Street Cuyahoga Heights, Ohio 44125

Worthington Steel Rome, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 530 Henry Street Rome, New York 13440

Worthington Torch, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 1690 Lowery Street Winston-Salem, NC 27101

Worthington Cylinders Kansas, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 5605 N 119th St W Maize, KS 67101

Sch. 6.1(f)-3	Purchase and Sale Agreement

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location

The Worthington Steel Company, a Delaware corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

The Worthington Steel Company, an Ohio corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085
1127 Dearborn Drive Columbus, Ohio 43085
6303 County Road 10 Delta, Ohio 43515
100 Worthington Drive Porter, Indiana 46304
350 Lawton Avenue Monroe, Ohio 45050

Worthington Cylinders Corporation	200 Old Wilson Bridge Road Columbus, OH 43085

1085 Dearborn Drive Columbus, OH 43085

Worthington Cylinders Wisconsin, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 300 East Breed Street Chilton, WI 53014

Worthington Steel Company of Decatur, L.L.C.	200 Old Wilson Bridge Road Columbus, Ohio 43085
1400 Red Hat Road, N.W. Decatur, Alabama 35601

Worthington Steel of Michigan, Inc.	200 Old Wilson Bridge Road Columbus, Ohio 43085

Sch. 6.1(f)-4	Purchase and Sale Agreement

Worthington Industries Engineered Cabs, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 315 Airport Drive, Watertown South Dakota, 57201

Worthington Industries Engineered Cabs, Inc.	200 Old Wilson Bridge Road Columbus, Ohio 43085 315 Airport Drive, Watertown South Dakota, 57201

Structural Composites Industries LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 336 Enterprise Place Pomona, CA 91768

The Worthington Steel Company, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 4310 East 49th Street Cuyahoga Heights, Ohio 44125

Worthington Steel Rome, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085

Worthington Torch, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 1690 Lowery Street Winston-Salem, NC 27101

Worthington Cylinders Kansas, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 5605 N 119th St W Maize, KS 67101

Sch. 6.1(f)-5	Purchase and Sale Agreement

EXHIBIT A

UCC-3 TO BE FILED

(attached)

Exhibit A-1	8th Amendment to the Purchase and Sale Agreement